Exhibit 10.1

SECOND AMENDMENT TO

COMMON STOCK PURCHASE WARRANT

This Second Amendment to Common Stock Purchase Warrant (“Second Amendment”), is made and entered into effective as of May 28, 2020 (the “Effective Date”), by and between Quantum Computing Inc., a Delaware corporation (the “Company”), and Auctus Fund, LLC, a Delaware limited liability company (“Auctus”). Capitalized terms used but not otherwise defined herein shall have the same meanings as set forth in the Warrants (as defined below).

WHEREAS, effective October 16, 2019 the Company issued three common stock purchase warrants to Auctus to purchase an aggregate of up to 1,125,000 shares of the Company’s common stock (the “Common Stock”), during a period of five years from issuance (each such warrant, a “ Warrant” and collectively, the “ Warrants”);

WHEREAS, the first Warrant (the “First Warrant”) was exercisable to purchase up to 500,000 shares of Common Stock at an Exercise Price of $2.75 per share, the second Warrant (the “Second Warrant”) is exercisable to purchase up to 350,000 shares of Common Stock at an Exercise Price of $3.75 per share and the third Warrant (the “Third Warrant”) is exercisable to purchase of up to 275,000 shares of Common Stock at an Exercise Price of $4.75 per share;

WHEREAS, each of the Warrants contain price protected full-ratchet anti-dilution provisions which provide for Exercise Price adjustments if the Company issues Common Stock or common stock equivalents while the Warrants are outstanding at a price below the then applicable Exercise Price;

WHEREAS, on February 14, 2020 the Company and Auctus agreed to amend the First Warrant to revise the Exercise Price from $2.75 to $1.50 per share (the “Amended First Warrant”), without any Exercise Price adjustments being made to the Second Warrant or Third Warrant;

WHEREAS, the Company and Auctus wish to (i) amend the Amended First Warrant to further revise the Exercise Price thereunder from $1.50 per share to $1.00 per share and (ii) amend the Second Warrant (“Amended Second Warrant”) to revise the Exercise Price of the Second Warrant from to $3.75 per share to $2.50 per share without any Exercise Price adjustments being made to the Third Warrant; and

WHEREAS, the Amended First Warrant was partially exercised and the Company has previously issued to Auctus 167,000 shares of its common stock (the “Partial Exercises”); and

WHEREAS, pursuant to the Partial Exercises, the Amended First Warrant is exercisable to purchase up to 333,000 shares of Common Stock pursuant to the amended terms contemplated herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereby agree as follows:

1.  Second Amendment to the Amended First Warrant Exercise Price. The term “Exercise Price” as defined in the Amended First Warrant is hereby revised as follows:

“Exercise Price” means $1.00 per share of Common Stock, subject to adjustment as provided herein (including but not limited to cashless exercise).

2.  Amended Second Warrant Exercise Price. The term “Exercise Price” as defined in the Second Warrant is hereby revised as follows:

“Exercise Price” means $2.50 per share of Common Stock, subject to adjustment as provided herein (including but not limited to cashless exercise).

3.  No Adjustment of Exercise Price Under the Third Warrant. The revision to the Exercise Price under the Second Amendment to the First Warrant and Amended Second Warrant shall not trigger or cause any Exercise Price adjustments under the Third Warrant pursuant to the adjustments sections thereof or otherwise. Such Exercise Price shall remain at $4.75.

4. Necessary Acts. Each party to this Second Amendment to the First Warrant hereby agrees to perform any further acts and to execute and deliver any further documents that may be necessary or required to carry out the intent and provisions of this Second Amendment to the First Warrant and the transactions contemplated hereby.

5. Governing Law. This Second Amendment to the First Warrant will be governed by and construed under the Governing Law and Venue provisions of the Warrants.

6. Continued Validity. Except as otherwise expressly provided herein, the Warrants shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to the First Warrant to be duly executed as of the date first written above.

QUANTUM COMPUTING INC.

By:
(Signature)
Print Name: Robert Liscouski
Print Title: Chief Executive Officer

AUCTUS FUND, LLC

By:
(Signature) Print Name: Lou Posner
Print Title: Managing Director